Addressing Legacy Mortgage Issues June 29, 2011 Exhibit 99.4

Key Takeaways
• Today we are announcing a settlement agreement, a related institutional investor agreement and several 2Q11 mortgage actions that represent important steps in putting representations and warranties (“R & W”) risk behind us
• Following today's agreements (which include an $8.5B cash payment after final court approval) and other mortgage-related actions in 2Q11 we will have recorded reserves¹
in our
financial statements for a substantial portion of our R & W exposure measured by original
UPB and we have estimated a range of possible loss for the remainder
• Expect to report a 2Q11 net loss of $8.6B to $9.1B on July 19; EPS loss of $0.88 to $0.93
(includes $0.26 per share goodwill impairment charge)
• Excluding mortgage-related items and gains from asset sales and other non-operating items, net income expected in the $3.2B - $3.7B range
• Including the impact of these settlements and related actions, BAC's Tier 1 Common Equity ratio is expected to remain above 8% at June 30, 2011 and tangible book value per share to
be above $12.50   (and book value per share to be above $20.00)
1
Settlement
Agreement
and Other
2Q11
Actions
Executing on
Long-Term
Strategy
• We have best-in-class businesses
• We are executing on a strategy for growth and relationship deepening with strong early signs of success
• All of our businesses, ex Consumer Real Estate Services, are performing well
• We are focused on a shareholder-value model to deliver consistent, sustainable returns
• Our reported capital ratios are expected to be well above minimum Basel III requirements
1
2
Represents a non-GAAP financial measure, please refer to the end of this presentation material for a reconciliation.
2
2
Reserves are subject to adjustment in future periods based on a number of factors including home prices and counterparty behavior – also refer to Footnote 3 of this document.

Summary Review of Today’s Agreements
Announced Agreements:
• Settlement with Bank of New York Mellon (“BNY”), as Trustee, regarding repurchase and servicing claims for 530 legacy Countrywide private-label residential mortgage-backed securities trusts
– BNY, as Trustee, will release the claims on behalf of the covered trusts and all associated investors
• Agreement with a group of large institutional asset managers being represented by the law firm
Gibbs & Bruns to support the settlement
• Settlement agreement is subject to final court approval and certain other matters
Claims Covered by Agreement:
• The settlement agreement will provide for the release of claims related to:
– All R & W in the covered Countrywide RMBS trusts which represent nearly all of
Countrywide first-lien private-label exposure;
– Substantially all past servicing of loans;
– Future servicing of loans, to the extent that future servicing complies with newly agreed-
to standards; and
– Successor liability claims against BAC for Countrywide acts related to released claims

Scope of Private-Label Settlement Agreement
Scope of Settlement:
• Covers 530 Countrywide residential mortgage-backed private-label trusts
– $424B of Original Unpaid Principal Balance
• Does not address R & W exposure from:
– Loans sold by other BAC entities into private-label trusts
– Loans sold to third parties and subsequently sold in private
RMBS trusts
– Investors’ securities and fraud claims and certain other claims
Settlement Amount / Other:
• $8.5B cash payment upon final court approval plus related
fees/expenses of $100M
• Payment allocated directly to the trusts by the Trustee based on a collateral loss formula
• BAC has agreed to implement certain servicing standards and address documentation deficiencies as part of the settlement, with certain of the obligations starting now
– The estimated cost to implement servicing and documentation obligations is approximately $400M and will contribute to a
negative valuation charge on the MSR asset in 2Q11
3
Original Unpaid Principal Balance
of 530 Countrywide Private Label
Mortgage Trusts in Settlement
$47B
$59B
$115B
$203B
Defaulted
Severely
Delinquent
Outstanding
Excluding
Severely
Delinquent
Paid Off
$424B
Total Original Unpaid
Principal Balance

Rationale for Settlement
4
• Continued and substantial progress in addressing R & W exposure
– January 3, 2011 - Settlements with Fannie Mae and Freddie Mac for certain Countrywide exposure
– April 15, 2011 - Assured Guaranty Settlement
– June 28, 2011  - Countrywide-issued Private-Label Settlement
– Total R & W expense of approximately $22.0B over the last six quarters, including expected 2Q11 actions
• Reduces uncertainty – based on original principal balance, and including the impact of pay-downs, prior settlements and 2Q11 actions we have settled or have provided reserves for a substantial portion of the original UPB  and have provided a range of possible loss for the remainder
– Reserves are subject to adjustment in future periods depending on a number of factors including home prices and behavior of our counterparties
– Unreserved reasonably possible and estimable exposure is reflected in the non-GSE Range of Possible Loss disclosure
• Today’s settlement reduces exposure to variability of future losses on loans through liquidation
• Attractive trust-based structure addresses all historical R & W exposure of the covered trusts
– Trustee will release repurchase and certain servicing and loan documentation claims on behalf of all private-
label investors in 530 legacy Countrywide trusts

Preliminary Financial Impact of Today’s Announcements
5
• $8.5B settlement payment will be accrued for in 2Q11, but is not payable until after final court approval of settlement agreement
• Expect to record additional 2Q11 mortgage items:
– Additional $5.5B provision for R & W liability for non-GSE exposure and, to a lesser extent,
GSE exposure
– $2.6B goodwill impairment in Consumer Real Estate Services, reducing its goodwill to $0
– Other mortgage-related charges of approximately $4.0B including litigation costs, MSR valuation charge and compensatory fees and assessments related to foreclosure delays
• Remaining Range of Possible Loss on non-GSE R & W exposure currently estimated to be up to $5B above accruals
3 After giving effect to the settlement and the additional representations and warranties charges expected to be recorded in the second quarter of 2011, the company currently estimates that the range of possible loss with respect to non-GSE investor representations and warranties expense could be up to $5 billion over expected accruals. After giving effect to the additional GSE representations and warranties charges expected to be taken in the second quarter of 2011, based on its past experience with the GSEs, the company believes that its remaining exposure to repurchase obligations for first-lien residential mortgage loans sold directly to the GSEs will be accounted for in the recorded liability for representations and warranties for these loans. The company is not currently able to reasonably estimate the possible loss with respect to any such potential impact in excess of current reserves on future GSE provisions if the GSE behaviors change from past experience. In addition, future provisions associated with representations and warranties for both non-GSE and GSE exposures may be materially impacted if actual results are different from our assumptions regarding economic conditions, home prices and other matters, including counterparty behavior and estimated repurchase rates.

• Expect to report a net loss of $8.6B to $9.1B on July 19; EPS loss of $0.88 to $0.93
– $0.26 EPS impact of $2.6B goodwill impairment charge
• Earnings ex goodwill impairment expected to include the following mortgage-related pre-tax charges:
– R & W expense $14.0B
– Additional mortgage costs of approximately $4.0B, including:
• Litigation costs
• MSR valuation charge
• Compensatory fees and other assessments related to foreclosure delays
• Earnings also expected to include several non mortgage-related items totaling approximately
$2.5B pre-tax:
– Gains on the sales of Balboa, BlackRock stock
– Other notable items will include debt securities gains, dividends from strategic investments
• Results expected to show the following trends:
– Net interest income hitting expected lows
– Sales and trading results ahead of last year second quarter, but below seasonally strong
1Q11
– Provision expense declining from 1Q11, asset quality continues to improve
6
4 Results are estimates and could change based on information obtained in the process of finalizing results.
2Q11 Preliminary Results

6.8%
4.9%
4.8%
7.1%
7.6%
8.0%
8.5%
8.6%
8.6%
2006
2007
2008
4Q09 5
1Q10
2Q10
3Q10
4Q10
1Q11

7

Estimated Regulatory Capital Impact
• Tier 1 Common Ratio
(under Basel I)
expected to be above
8% at 6/30/11
5
Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of FAS 166/167 as reported in our SEC filings.
5
BAC
Tier 1
Common
Ratio
(Basel I)

$13.26
$12.71
$10.11
$11.31
$11.70
$12.14
$12.91
$12.98
$13.21
2006
2007
2008
4Q09 5
1Q10
2Q10
3Q10
4Q10
1Q11

$29.70
$32.09
$27.77
$20.87
$21.12
$21.45
$21.17
$20.99
$21.15
2006
2007
2008
4Q09 5
1Q10
2Q10
3Q10
4Q10
1Q11

• Tangible Book Value
Per Share expected
to be above $12.50
at 6/30/11
6
5
Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of FAS 166/167 as reported in our SEC filings.
6
Represents a non-GAAP financial measure, refer to the end of the presentation material for a reconciliation.
Estimated Impact on Capital Metrics
• Book Value Per
Share expected to
be above $20.00 at
6/30/11
Tangible
Book Value
Per Share
Book Value
Per Share

4.3%
3.5%
2.9%
5.0%
5.2%
5.4%
5.7%
6.0%
6.1%
2006
2007
2008
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

9.1%
8.3%
7.7%
8.1%
9.0%
9.1%
9.1%
9.3%
9.4%
2006
2007
2008
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

Estimated Impact on Capital Metrics (cont’d)
• Tangible Common
Equity Ratio
expected to be above
5.7% at 6/30/11
6
Tangible
Common
Equity Ratio
Common
Equity Ratio
• Common Equity
Ratio expected to be
above roughly 9.0%
at 6/30/11
5
5
5
Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of FAS 166/167 as reported in our SEC filings.
6
Represents a non-GAAP financial measure, refer to the end of the presentation material for a reconciliation.

Capital and Basel III
2.0%
3.5%
4.0%
4.5% 4.5% 4.5% 4.5% 4.5%
0.6%
1.3%
1.9%
2.5%
0.6%
1.3%
1.9%
2.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Capital Deduction
Phase-In
1/1/2012 0%
1/1/2013 0%
1/1/2014 20%
1/1/2015 40%
1/1/2016 60%
1/1/2017 80%
1/1/2018 100%
1/1/2019 100%
• Including currently identified RWA mitigation, 12/31/12 RWA is estimated at ~$1.8T; mitigation efforts will continue after 12/31/12
• Also actively mitigating against Basel III capital numerator deductions which phase in starting in 2014
• Expect our ratios to be in excess of all required minimums
• Assuming no benefit for the Basel III capital deduction phase-in (i.e., fully front-loaded basis), our goal is to achieve a 6.75% - 7% Tier 1 Common Ratio by 1/1/13 assuming no phase-in for capital deductions
• That said, given the phase-in period provided for by the Basel rules, we will protect shareholder value when decisioning mitigation efforts that allow for earlier fully phased-in compliance
Basel III Capital Requirements *
Tier 1 Common Minimum Capital Conservation Buffer SIFI @ 250bps
2012 2013 2014 2015 2016 2017 2018 2019

* Per Basel

Key Takeaways
• Making substantial progress in addressing legacy issues
• Today’s announcement addresses significant exposure on potential representations and warranties losses
• 2Q11 results include other mortgage-related costs
• Although results include a significant cost to shareholders, we believe the capital impact is recoverable over two quarters
• Outside of Consumer Real Estate Services, businesses operating well

Forward-Looking Statements

Certain statements in this Presentation represent the current expectations, plans or forecasts of Bank of America and are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,”
“believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and
“could.”  The forward-looking statements made in this Presentation include, without limitation, statements concerning: the preliminary information about Bank of America’s results of operations and financial condition for the quarter ending June 30, 2011 and related trends, including Bank of America’s expected net loss and including Bank of America’s expected net income if the settlement, other mortgage-related charges, and proceeds from asset-sales are excluded, the expected amount and sufficiency of the charges to be recorded in the quarter ending June 30, 2011 related to the settlement agreement, the related expected increase in the reserve for representations and warranties expense and the estimated costs associated with the additional servicing and documentation obligations undertaken in connection with the settlement and the corresponding expected write-down of the valuation of the mortgage servicing rights (MSR), the expected amount and sufficiency of the additional charge for representation and warranty expense in the quarter ending June 30, 2011 for both
GSE and non-GSE-exposures, the expected other mortgage-related costs to be recorded in the quarter ending June 30, 2011, including the expected elimination in the quarter ending
June 30, 2011 of the balance of the goodwill in the Consumer Real Estate Services business segment and the amount of the goodwill impairment charge expected to be recorded,
Bank of America’s expected tangible book value per share, book value per share, tangible common equity ratio, common equity ratio, Tier 1 common ratio (Basel I) for the quarter ending June 30, 2011 and the estimated capital recovery period, estimated RWA, ratio goals and expectations, and the expected trends outside of the mortgage area, including Bank of America’s expectations regarding net interest income, sales and trading results, core expenses, provision expense, gains from the sale of Balboa and BlackRock, debt securities gains, dividends from strategic investment and fair value option gains on certain structured liabilities; the portion of Bank of America’s repurchase obligations for residential mortgage obligations sold by Bank of America and its affiliates to investors that has been paid or reserved after giving effect to the settlement agreement and the expected charges in the quarter ending June 30, 2011; the estimated range of possible loss over existing accruals related to non-GSE representation and warranty exposure; the expected impact of the settlement agreement and the institutional investor agreement; expected support of the institutional investors; whether and to what extent challenges will be made to the settlement and the timing of the court approval process; whether the conditions to the settlement will be satisfied, including the receipt of final court approval and tax opinions; and the potential assertion and impact of claims not addressed by the settlement agreement.  Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of
America’s control.  Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.  You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed under Item 1A. “Risk Factors” of Bank of America’s 2010 Annual Report on Form 10-K and in any of Bank of America’s other subsequent Securities and Exchange (SEC) filings:  the accuracy and variability of estimates and assumptions in determining the expected total cost of the settlement to Bank of America;  the adequacy of the liability reserves for the representations and warranties exposures to the GSEs, monolines and private-label and other investors; the accuracy and variability of estimates and assumptions in determining the estimated range of possible loss over existing accruals related to non-GSE representation and warranty exposure; the accuracy and variability of estimates and assumptions in determining the portion of Bank of America’s repurchase obligations for residential mortgage obligations sold by Bank of America and its affiliates to investors that has been paid or reserved after giving effect to the settlement agreement and the expected charges in the quarter ending June 30, 2011; whether and to what extent challenges will be made to the settlement and the timing of the court approval process, including the nature and timing of any appeals that may follow an initial court decision; whether the conditions to the settlement will be satisfied, including the receipt of final court approval and a private letter rulings from the IRS and other tax opinions; whether conditions in the settlement agreement that would permit Bank of America and legacy
Countrywide to withdraw from the settlement will occur and whether Bank of America and legacy Countrywide will determine to withdraw from the settlement if such conditions occur;
the impact of performance and enforcement of obligations under, and provisions contained in, the settlement agreement and the institutional investor Agreement, including performance of obligations under the settlement agreement by Bank of America (and certain of its affiliates) and the Trustee and the performance of obligations under the institutional investor agreement by Bank of America (and certain of it affiliates) and the investor group; Bank of America’s and certain of its affiliates’ ability to comply with the servicing and documentation obligations under the settlement agreement; the potential assertion and impact of additional claims not addressed by the settlement agreement or any of the prior agreements entered into between Bank of America (and/or certain of its affiliates) and the GSEs, monoline insurers and other investors; Bank of America’s mortgage modification policies, loss mitigation strategies and related results; the foreclosure review and assessment process, the effectiveness of Bank of America’s response to such process, and any governmental or private third-party claims asserted in connection with these foreclosure matters; and any measures or steps taken by federal regulators or other governmental authorities with regard to mortgage loans, servicing agreements and standards, or other matters.

Note Relating to Non-GAAP Financial Disclosures
This presentation contains non-GAAP financial information. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate these measures and ratios differently. The reconciliations of those measures to GAAP measures are provided herein, in our Form 10-K for the year ended December 31, 2010 or in our Form 10-Q for the three months ended March 31, 2011, available through the Bank of America Investor Relations web site at:
http://investor.bankofamerica.com.
13
1
Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of FAS 166/167 as reported in our SEC filings.
$ in billions As Reported
2006 2007 2008
4Q09
4Q09
Tangible common shareholder's equity 59.1 $           56.4 $           50.7 $           112.5 $         118.6 $
Tangible assets 1,386.5 1,629.8 1,729.3 2,235.8 2,135.4
Ratio 4.3% 3.5% 2.9% 5.0% 5.6%
Common shareholder's equity 132.4 $         142.4 $         139.4 $         188.1 $         194.2 $
Assets 1,459.7 1,715.7 1,817.9 2,330.7 2,230.2
Ratio 9.1% 8.3% 7.7% 8.1% 8.7%
Tangible book value per share 13.26 $         12.71 $         10.11 $         11.31 $         11.94 $
Book value per share 29.70 $         32.09 $         27.77 $         20.87 $         21.48 $
Reconciling items from GAAP measures to
non-GAAP measures are:
Common equlivalent securities - $              - $              - $              19.2 $           19.2 $
Goodwill (65.7) (77.5) (81.9) (86.3) (86.3)
Intangible assets (excluding MSRs) (9.4) (10.3) (8.5) (12.0) (12.0)
Related deferred tax liabilities 1.8 1.9 1.9 3.5 3.5
$ in billions
1Q10 2Q10 3Q10 4Q10 1Q11
2Q11
estimate
Tangible common shareholder's equity 117.4 $         121.8 $         129.5 $         130.9 $         133.8 $         126.8 $
Tangible assets 2,250.2 2,275.0 2,256.8 2,184.2 2,194.0 2,196.5
Ratio 5.2% 5.4% 5.7% 6.0% 6.1% 5.8%
Common shareholder's equity 211.9 $         215.2 $         212.4 $         211.7 $         214.3 $         204.7 $
Assets 2,344.6 2,368.4 2,339.7 2,264.9 2,274.5 2,274.5
Ratio 9.0% 9.1% 9.1% 9.3% 9.4% 9.0%
Tangible book value per share 11.70 $         12.14 $         12.91 $         12.98 $         13.21 $         12.52 $
Book value per share 21.12 $         21.45 $         21.17 $         20.99 $         21.15 $         20.21 $
Reconciling items from GAAP measures to
non-GAAP measures are:
Goodwill (86.3) $          (85.8) $          (75.6) $          (73.9) $          (73.9) $          (71.3) $
Intangible assets (excluding MSRs) (11.5) (10.8) (10.4) (9.9) (9.6) (9.6)
Related deferred tax liabilities 3.4 3.2 3.1 3.0 2.9 2.9
1

Note Relating to Non-GAAP Financial Disclosures
This page presents a reconciliation of estimated earnings adjusted for large items expected to be recorded during the second quarter of
2011.  The after-tax amounts shown on large items assumes a 37% tax rate which could be different as actual results are finalized.
14
$ in billions
Estimated loss (12.5) $   to (13.2) $   (8.6) $      to (9.1) $
Adjustments for large estimated items
Plus mortgage-related costs
Representations & warranties expense 14.0       14.0       8.8          8.8
Other mortgage-related costs 4.0        4.0        2.5          2.5
Goodwill impairment charge 2.6        2.6        2.6          2.6
Less gains
Gains from non-operating items (2.5)       (2.5)       (1.6)         (1.6)
Adjusted estimated earnings 5.6 $      to 4.9 $      3.7 $       to 3.2 $
Pre-tax After-tax